Exhibit 4.3

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 22, 2019.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) 144A THEREUNDER, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C)(1) AND (D) ABOVE, AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY IS PROVIDED TO THE EFFECT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE US. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

CANNEX CAPITAL HOLDINGS, INC.

CANNEX HOLDINGS (NEVADA) INC.

SENIOR SECURED CONVERTIBLE NOTE

Date: November 21, 2018

ARTICLE 1

PRINCIPAL AND INTEREST

1.1 Promise to Pay

FOR VALUE RECEIVED, the undersigned, CANNEX CAPITAL HOLDINGS, INC, a corporation incorporated under the laws of the Province of British Columbia (the “Company”), and CANNEX HOLDINGS (NEVADA) INC., a Nevada corporation (the “US Borrower” and, with the Company, collectively, the “Borrowers”, and each a “Borrower”), jointly and severally, each hereby acknowledges itself indebted to and promises to pay to the order of Gotham Green Fund1 (Q), L.P., a Delaware limited partnership, and its successors and assigns (the “Holder” or “Lender”) on the earlier of (i) November 21, 2021 and (ii) such earlier date as the Principal Amount (as hereinafter defined) may become payable (the “Maturity Date”) in accordance with the provisions of this senior secured convertible note (this “Note”), the principal amount of five million two hundred thousand one hundred sixty-two dollars and fifty cents (USD $5,200,162.50) in lawful money of the United States (the “Principal Amount”) and to accrue interest (“Interest”) on the Principal Amount outstanding from time to time at the Applicable Interest Rate (as hereinafter defined) until the Principal Amount of the Note is repaid in full in accordance with its terms.

The Borrowers shall pay Interest in accordance with Section 3.1. Any Obligations (as defined in the Securities Purchase Agreement, defined below) arising out of this Note, including without limitation the Principal Amount and the Interest, shall be referred to herein as the “Obligations”. The Holder acknowledges that this Note is one of a series of notes of substantially identical terms and conditions (collectively, the “Notes”) issued by the Borrowers to other holders (with the Holder, collectively, the “Holders”) under the terms of the Securities Purchase Agreement. The Holder and Borrowers acknowledge that on the Initial Funding Date (as defined in the Securities Purchase Agreement), the Holders have funded an aggregate amount equal to $5,000,000 in payment for the Notes, and that the remaining aggregate principal amount of the Notes, equal to $27,000,000, shall be funded by the Holders on the Subsequent Funding Date(s) (as defined in the Securities Purchase Agreement).

ARTICLE 2

INTERPRETATION AND GENERAL PROVISIONS

2.1 Interpretation

Capitalized terms used herein without definition shall have the meaning ascribed thereto in the secured Securities Purchase Agreement (the “Securities Purchase Agreement”) dated of even date herewith among the Holders and the Borrowers providing for, inter alia, the purchase of this Note by the Holder.

2.2 Plurality and Gender

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and words importing Persons shall include firms and corporations and vice versa.

2.3 Headings, etc.

The division of this Note into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Note.

2.4 Day Not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

2.5 Currency

Any reference in this Note to “Dollars”, “dollars” or the sign “$” shall be deemed to be a reference to lawful money of the United States.

ARTICLE 3

PAYMENT OF PRINCIPAL AND INTEREST

3.1 The Obligations shall be due and payable without deduction or withholding for taxes of any kind or nature immediately on the earlier of:

(a)	the Maturity Date; and

(b)	the occurrence and continuance of an Event of Default (defined below).

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3.2 Interest shall accrue at the Applicable Interest Rate and shall be calculated on the basis of the actual days elapsed in the period for which such Interest is to accrue and on the basis of a year of 360 days. The Borrowers shall pay Interest as follows:

(a)

Fifty percent (50%) of the Interest due on any Interest Payment Date shall be paid in cash in arrears to the Holder, by wire transfer of immediately available funds to the account designated by Holder from time to time; and

(b)

Fifty percent (50%) of the Interest due on any Interest Payment Date shall accrue and be added to the Principal Amount, and such Interest paid in kind shall be payable on the date that all remaining Principal Amount is due and payable pursuant hereto.

3.3 For purposes of this Note, the following terms shall have the definitions set forth in this Section 3.3:

(a)

“Applicable Funding Date” means the date on which the Holder paid the applicable principal amount in accordance with the Securities Purchase Agreement, which shall be either the Initial Funding Date or the Subsequent Funding Date(s), as defined therein.

(b)	“Applicable Interest Rate” means, as of any date, the rate per annum applicable to such date as follows:

(i)	For the period beginning on the Applicable Funding Date and ending on November 21, 2019 (“Year 1”), LIBOR plus eleven percent (11%);

(ii)	For the period beginning on November 22, 2019 and ending on November 21, 2020 (“Year 2”), LIBOR plus ten percent (10%);

(iii)	For the period beginning on November 22, 2020 and continuing thereafter (“Year 3”), LIBOR plus nine and one half percent (9.5%).

(c)	“Interest Payment Date” means the last Business Day of each month, with the first Interest Payment Date occurring on December 31, 2018.

(d)

“Interest Period” means, with respect to periods in which clause (b) of the definition of LIBOR applies, the period beginning on the day after the applicable Interest Payment Date and ending on the next Interest Payment Date.

(e)

“LIBOR” means the greater of (a) 2.5% and (b) for any Interest Period, the rate per annum equal to the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other Person that takes over the administration of such rate), as published by Reuters (or any other commercially available source providing quotations of such rate as designated by the Lender from time to time) at approximately 11:00 a.m., London time, two (2) business days prior to the commencement of such Interest Period, for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided, that in no event shall such rate be less than zero or exceed five percent (5%); and provided further, that if a rate determined under clause (b) is not available at such time for such Interest Period, the parties will work in good faith to agree upon an alternative floating rate.

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ARTICLE 4

CONVERSION

4.1 Conversion Right

The Holder has the right (the “Conversion Right”), from time to time and at any time on or prior to 5:00 p.m. (Toronto time) on the earlier of the Business Day immediately preceding (i) the Maturity Date and (ii) the date fixed for redemption of this Note in accordance with terms hereof, to convert all or any portion of the outstanding Principal Amount plus, at the Holder’s option, all accrued and unpaid Interest with respect to such Principal Amount and any unpaid fees, into Shares, at a price equal to $0.83 per Share (the “Conversion Price”). For purposes of this Note, if the Conversion Right is exercised on or prior to October 31, 2019, then “Shares” means Class A shares in the capital of the Company, and if the Conversion Right is exercised after October 31, 2019, then “Shares” means common shares in the capital of the Company.

Notwithstanding any other provision of this Agreement, the Conversion Right shall not be exercisable by the Holder or any person who does not deal at arm’s length with the Holder for purposes of the Income Tax Act (Canada) (collectively, “Holder Related Parties”) to the extent that, after giving effect to such conversion, the Holder Related Parties would beneficially own or have a right to acquire shares of the Company that, in aggregate, represent: (i) 25% or more of the votes that could be cast at the annual meeting of the shareholders of the Company; or (ii) 25% or more of the fair market value of the issued and outstanding shares of the Company at such time.

4.2 Exercise of Conversion Right

The Conversion Right may be exercised by the Lender by completing and signing the notice of conversion (the “Conversion Notice”) and delivering the Conversion Notice and this Note to the Borrower. The Conversion Notice shall provide that the Conversion Right is being exercised, shall specify the amount being converted, and shall set out the date (the “Issue Date”) on which Shares are to be issued upon the exercise of the Conversion Right (such date to be no earlier than three (3) Business Days and no later than seven (7) Business Days after the day on which the Conversion Notice is issued). The conversion shall be deemed to have been effected immediately prior to the close of business on the Issue Date and the Shares issuable upon conversion shall be deemed to be issued as fully paid and non-assessable at such time. Within seven (7) Business Days after the Issue Date, a certificate for the required number of Common Shares shall be issued to the Lender. If less than all of the Principal Amount of this Note is the subject of the Conversion Right, then within seven (7) Business Days after the Issue Date, the Borrowers shall deliver to the Lender a replacement Note in the form hereof in the principal amount of the unconverted principal balance hereof, plus the unconverted portion of any accrued and unpaid Interest and fees, and this Note shall be cancelled. If the Conversion Right is being exercised in respect of the entire Principal Amount of this Note (and, if applicable, all accrued and unpaid Interest and fees), this Note shall be cancelled.

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4.3 Adjustment of Conversion Price

The Conversion Price in effect at any date shall be subject to adjustment from time to time as follows:

(a)	If and whenever at any time prior to the Maturity Date, the Company shall:

(i)	subdivide or redivide the outstanding Shares into a greater number of Shares;

(ii)	reduce, combine or consolidate the outstanding Shares into a smaller number of Shares;

(iii)	issue Shares (or securities convertible into or exchangeable for Shares) to the holders of all or substantially all of the outstanding Shares by way of stock dividend; or

(iv)	make a distribution on its outstanding Shares payable in Shares or securities exchangeable for or convertible into Shares,

the Conversion Price in effect on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Shares (or securities convertible into or exchangeable for Shares) by way of a stock dividend or other distribution, as the case may be, shall, in the case of the events referred to in Sections 4.3(a)(i), (iii) and (iv) above, be decreased in proportion to the increase in the number of outstanding Shares resulting from such subdivision, redivision or dividend (including, in the case where securities convertible into or exchangeable for Shares are issued, the number of Shares that would have been outstanding had such securities been converted into or exchanged for Shares on such effective or record date) or shall, in the case of the events referred to in Section 4.3(a)(ii) above, be increased in proportion to the decrease in the number of outstanding Shares resulting from such reduction, combination or consolidation on such effective or record date. Such adjustment shall be made successively whenever any event referred to in this Section 4.3(a) shall occur. Any such issue of Shares (or securities convertible into or exchangeable for Shares) by way of a stock dividend or other distribution shall be deemed to have been made on the record date for the stock dividend or other distribution for the purpose of calculating the number of outstanding Shares under Sections 4.3(b) and (g); to the extent that any such securities are not converted into or exchanged for Shares prior to the expiration of the conversion or exchange right, the Conversion Price shall be readjusted effective as at the date of such expiration to the Conversion Price which would then be in effect based upon the number of Shares actually issued on the exercise of such conversion or exchange right.

(b)

If and whenever at any time prior to the Maturity Date, the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Shares entitling them, for a period expiring not more than forty-five (45) days after such date of issue (such period from the record date to the date of expiry being referred to in this Section 4.3(b) as the “Rights Period”), to subscribe for or purchase Shares (or securities convertible into or exchangeable for Shares) (such subscription price per Common Share (inclusive of any cost of acquisition of securities exchangeable for or convertible into Shares in addition to any direct cost of Shares) being referred to in this Section 4.3(b) as the “Per Share Cost”), the Borrowers shall give written notice to the Lender with respect thereto (any of such events herein referred to as a “Rights Offering”), and the Lender shall have fifteen (15) days after receipt of such notice to elect to convert any or all of the Principal Amount of this Note into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Note. If the Lender elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the record date for the issuance of such rights, options or warrants. If the Lender elects not to convert any of the Principal Amount of this Note, there shall continue to be an adjustment to the Conversion Price as a result of the issuance of such rights, options or warrants, in the manner hereinafter provided. The Conversion Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:

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(i)	the numerator of which is the aggregate of:

(A)	the number of Shares outstanding as of the record date for the Rights Offering; and

(B)	the number determined by dividing the product of the Per Share Cost and:

1.

where the event giving rise to the application of this Section 4.3(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase additional Shares, the number of Shares so subscribed for or purchased during the Rights Period, or

2.

where the event giving rise to the application of this Section 4.3(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Shares, the number of Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the trading price of the Shares on the OTCQX Market (or such other recognized stock exchange or quotation on which the Shares are listed for trading) (the “Current Market Price”) as of the record date for the Rights Offering; and

(ii)	the denominator of which is:

(A)	in the case described in subparagraph 4.3(b)(i)(B)(1), the number of Shares outstanding, or

(B)	in the case described in subparagraph 4.3(b)(i)(B)(2), the number of Shares that would be outstanding if all the Shares described in subparagraph 4.3(b)(i)(B)(2) had been issued,

as at the end of the Rights Period.

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(c)

Any Shares owned by or held for the account of the Company or any subsidiary or affiliate (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

(d)

If by the terms of the rights, options or warrants referred to in Section 4.3(b), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of:

(1) the lowest purchase, conversion or exchange price per Common Share, as the case may be, if such price is applicable to all Shares which are subject to the rights, options or warrants, and

(2) the average purchase, conversion or exchange price per Common Share, as the case may be, if the applicable price is determined by reference to the number of Shares acquired.

(e)

To the extent that any adjustment in the Conversion Price occurs pursuant to this Section 4.3(b) as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in this Section 4.3(b), the Conversion Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Conversion Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.

(f)

If the Lender has exercised its Conversion Right in accordance herewith during the Rights Period, the Lender will, in addition to the Shares to which it is otherwise entitled upon such exercise, be entitled to that number of additional Shares equal to the result obtained when the difference, if any, between the Conversion Price in effect immediately prior to, and the Conversion Price in effect immediately following the end of such Rights Offering pursuant to this Section 4.3(b), is multiplied by the number of Shares received upon the exercise of the Conversion Right during such period, and the resulting product is divided by the Conversion Price as adjusted for such Rights Offering pursuant to this Section 4.3(b); provided that no fractional Shares will be issued. Such additional Shares will be deemed to have been issued to the Lender immediately following the end of the Rights Period and a certificate for such additional Shares will be delivered to the Lender within 10 Business Days following the end of the Rights Period.

(g)

If and whenever at any time prior to the Maturity Date, the Company shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Shares of (i) shares of any class other than Shares (or other than securities convertible into or exchangeable for Shares), or (ii) rights, options or warrants (other than rights, options or warrants referred to in Section 4.3(b)), or (iii) evidences of its indebtedness, or (iv) assets (in each case, other than dividends paid in the ordinary course) then, in each such case, the Borrowers shall give written notice to the Lender with respect thereto, and the Lender shall have fifteen (15) days after receipt of such notice to elect to convert any or all of the Principal Amount of this Note into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Note. If the Lender elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the record date for the making of such distribution. If the Lender elects not to convert any of the Principal Amount of this Note, there shall continue to be an adjustment to the Conversion Price as a result of the making of such distribution (herein referred to as a “Special Distribution”), determined in the manner hereafter set out in 4.3(h). In this Section 4.3(g) the term “dividends paid in the ordinary course” shall include the value of any securities or other property or assets distributed in lieu of cash dividends paid in the ordinary course at the option of shareholders.

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(h)

In circumstances described in Section 4.3(g), the Conversion Price will be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price in effect on such record date by a fraction:

(1)	the numerator of which is:

(A) the product of the number of Shares outstanding on such record date and the Current Market Price of the Shares on such record date; less

(B) the aggregate fair market value (as determined by action by the directors of the Company, acting reasonably) to the holders of the Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

(2)	the denominator of which is the number of Shares outstanding on such record date multiplied by the Current Market Price of the Shares on such record date.

Any Shares owned by or held for the account of the Company or any subsidiary or affiliate (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

(i)

In the case of any reclassification of, or other change in, the outstanding Shares pursuant to a Change of Control Transaction, if the Lender elects not to redeem this Note in accordance with Article 5, the Lender may elect, prior to the effective date of such Change of Control Transaction, to convert any or all of the Principal Amount of this Note into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Note. To exercise such right the Lender must provide a notice in writing to the Borrowers no later than seven days prior to the effective date of such Change of Control Transaction, failing which the Lender’s right to convert this Note as a consequence of such Change of Control Transaction shall cease. If the Lender elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the effective date of such Change of Control Transaction. If the Lender elects not to convert any of the Principal Amount of this Note, the Conversion Price in effect after the effective date of such Change of Control Transaction shall be increased or decreased, as the case may be, in proportion to any decrease or increase in the number of outstanding Shares resulting from such Change of Control Transaction so that the Lender, upon exercising the Conversion Right after the effective date of such Change of Control Transaction, will be entitled to receive the aggregate number of Shares or other securities, if any, which the Lender would have been entitled to receive as a result of such Change of Control Transaction if, on the effective date thereof, the Lender had been the registered holder of the number of Shares to which the Lender was theretofore entitled upon exercise of the Conversion Right.

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(j)

In the case of any reclassification of, or other change in, the outstanding Shares (other than a change referred to in Section 4.3(a), Section 4.3(b), Section 4.3(g) or 4.3(i) hereof), the Conversion Price shall be adjusted in such manner, if any, and at such time, as the Board of Directors of the Company determines to be appropriate on a basis consistent with the intent of this Section 4.3; provided that if at any time a dispute arises with respect to adjustments provided for in this Section 4.3(j), such dispute will be conclusively determined by the auditors of the Borrowers or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Company, acting reasonably, and any such determination will be binding on the Borrowers and the Lender. The Borrowers will provide such auditors or accountants with access to all necessary records of the Borrowers. If and whenever at any time after the date hereof there is a reclassification or redesignation of the Shares outstanding at any time or change of the Shares into other shares or into other securities (other than as set out in Section 4.3(a), (b), (g) or (i)), or a consolidation, amalgamation or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification or redesignation of the outstanding Shares or a change of the Shares into other shares and other than as set forth in 5.3(a)(i) or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), the Lender, upon the exercising the Conversion Right, after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Shares to which the Lender was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property, if any, which the Lender would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Lender had been the registered holder of the number of Shares to which such Lender was theretofore entitled upon exercise of the Conversion Right. If determined appropriate by action of the directors of the Company, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 4.3 with respect to the rights and interests thereafter of the Lender to the end that the provisions set forth in this Section 4.3 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of the Conversion Right. Any such adjustment must be made by and set forth in an amendment to this Note approved by action by the directors of the Company, acting reasonably, and will for all purposes be conclusively deemed to be an appropriate adjustment.

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(k)

In any case in which this Section 4.3 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Lender before the occurrence of such event, the additional Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Borrowers shall deliver to the Lender an appropriate instrument evidencing the Lender’s right to receive such additional Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Shares declared in favour of holders of record of Shares on and after the Issue Date or such later date as the Lender would, but for the provisions of this Section 4.3(k), have become the holder of such additional Shares pursuant to Section 4.3(b).

(l)

The adjustments provided for in this Section 4.3 are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other event resulting in any adjustment under the provisions of this Section, provided that, notwithstanding any other provision of this Section, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this Section 4.3(l) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

No Conversion Price adjustment will be made to the extent that the Company makes an equivalent distribution to holders of Notes in respect of such Notes. No adjustment to the Conversion Price will be made for distributions or dividends on Shares issuable upon conversion of Notes that have been surrendered for conversion, provided that holders converting their Notes shall be entitled to receive, in addition to the applicable number of Shares, accrued and unpaid interest payable in cash from, and including, the most recent interest payment date to, but excluding, the date of conversion.

ARTICLE 5

REDEMPTION AND PREPAYMENT

5.1 No Early Redemption or Prepayment

Except pursuant to Sections 5.3 and 5.4, the Borrowers shall not be permitted to redeem or repay the Note prior to the Maturity Date without the prior written consent of the Lender.

5.2 Notice of Change of Control Transaction

Upon the occurrence of any event constituting or reasonably likely to constitute a Change of Control Transaction, the Borrowers shall give written notice to the Lender of such Change of Control Transaction at least thirty (30) days or, with the prior written consent of the Lender, as soon as reasonably possible prior to the effective date of any such Change of Control Transaction and another written notice on or immediately after the effective date of such Change of Control Transaction (the “Change of Control Notice”).

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5.3 Redemption if Change of Control Transaction

Notwithstanding anything to the contrary herein, upon receipt of a Change of Control Notice with respect to a Change of Control Transaction, the Holder shall, in its sole discretion on or before the closing of the Change of Control Transaction, have the right to require the Borrowers purchase the Note at a price equal to 105% of the then outstanding Principal Amount thereof together, at Holder’s option, with accrued and unpaid Interest and fees (the “Offer Price”); provided that, if 90% or more of the Principal Amount outstanding on the date of the Change of Control Notice have been tendered for redemption, the Company will have the right, in its sole discretion, to redeem all of the outstanding Notes at the Offer Price.

5.4 Voluntary Prepayment

Subject to the rest of this Section 5.4, beginning on the first day of Year 2, from time to time the Borrowers shall have the right to repay, in whole or in part, the then outstanding Principal Amount of this Note together with accrued and unpaid Interest and fees, plus the Applicable Premium. For purposes of this Note, “Applicable Premium” means, with respect to Year 2, 2% of the Principal Amount being repaid, and with respect to Year 3, 1% of the Principal Amount being repaid. The Borrowers shall notify the Lender in writing of their intent to make prepayment under this Section 5.4 at least thirty (30) days (or such shorter time as is acceptable to the Lender in its sole discretion) prior to the proposed prepayment date, and such notice shall include the Principal Amount, interest, fees and Applicable Premium to be paid on such prepayment date. Such prepayment will be paid by wire transfer of immediately available funds to the account designated by the Lender.

ARTICLE 6

SECURITY

6.1 As security for the Obligations under this Note, each Borrower shall grant to the Collateral Agent, for the benefit of the Holder, a first priority security interest over all of such Borrower’s present and after acquired personal property in which such Borrower has rights, of whatsoever nature or kind and wherever situate, save and except property specifically excluded in any general security agreement granted by such Borrower to the Collateral Agent, for the benefit of the Holder, which shall rank pari passu between and among the Holders (the “Security Interest”). The Security Interest shall be evidenced by one or more security agreements entered into between each Borrower and the Holder.

6.2 This Note is entitled to and shall have the benefit of a cross guarantee by each Borrower and a guaranty by each Subsidiary (collectively, the “Guarantors”), of all of the Obligations of the Borrowers to the Lender under or in connection with this Note in favour of the Lender dated as of the date of this Note (the “Guarantees”). As security for such Obligations under the Guarantees, each Guarantor shall grant in favour of the Collateral Agent, for the benefit of the Holder, a first priority security interest over all of such Guarantor’s present and after acquired personal property in which such Guarantor have rights, of whatsoever nature or kind and wherever situate which shall rank pari passu between and among the Holders. The security granted to the Collateral Agent, for the benefit of the Holder, by each of the Guarantors shall be evidenced by one or more security agreements entered into between the Guarantors and the Holder.

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ARTICLE 7

EVENTS OF DEFAULT

7.1 The occurrence of an “Event of Default” under the Securities Purchase Agreement shall constitute an event of default (“Event of Default”) hereunder.

7.2 Upon and during the continuation of an Event of Default, the Interest Rate shall increase by three 3% per annum, and the Holder shall be entitled to all of the rights and remedies set forth in the Securities Purchase Agreement and available to it under applicable law.

ARTICLE 8

COVENANTS

8.1 Positive Covenants of the Company

So long as any Obligations remain unpaid, the Company shall perform the covenants and actions as set forth in, and in accordance with, the Securities Purchase Agreement.

8.2 Tax Treatment

For United States federal income tax purposes, the parties agree to treat the Notes as convertible debt instruments that are excepted from the contingent payment debt instrument rules of Treas. Reg. § 1.1275-4. The parties shall file all federal income tax returns and reports in a consistent manner unless otherwise required pursuant to a final “determination” within the meaning of Section 1313 of the Internal Revenue Code of 1986, as amended.

ARTICLE 9

GENERAL MATTERS

9.1 Amalgamation

The Borrowers acknowledge that if, to the extent permitted under the Securities Purchase Agreement, either Borrower amalgamates or mergers with any other Person (a) the term “Company”, where used herein shall extend to and include the amalgamated or surviving Person, and (b) the term, “Obligations”, where used herein shall extend to and include the Obligations of the Borrowers and the amalgamated Person.

9.2 No Modification or Waiver

No modification, variation or amendment of any provision of this Note shall be made without the prior written consent of all of the Holders. The Holder shall not, by any act, delay, omission or otherwise, be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and executed by an authorized officer of the Holder. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by the Holder of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which the Holder would otherwise have on any future occasion, whether similar in kind or otherwise. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER THE LAWS OF THE STATE OF WASHINGTON.

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9.3 Entire Agreement

This Note together with the Securities Purchase Agreement and Transaction Agreements defined therein constitute the entire agreement between the parties and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no other agreements between the parties in connection with the subject matter hereof except as specifically set forth or referred to herein or therein.

9.4 Performance by Holder

If either Borrower fails to perform any of its obligations hereunder, the Holder may, after notice to the Company, but shall not be obligated to, perform any or all such obligations, and all reasonable costs, charges, expenses, fees, outlays and premiums incurred by the Holder in connection therewith shall be payable by the Borrowers, jointly and severally, forthwith upon demand by the Holder and shall bear interest from the date incurred by the Holder at the Interest Rate then in effect and shall form part of the Obligations. Any such performance by the Holder shall not constitute a waiver by the Holder of any right, power, or privilege under this Note.

9.5 Notice to the Company and the Holder

Any notice to be given to the Borrowers or the Holder shall be in writing and shall be deemed to be validly given if such notice is delivered personally, by facsimile or electronic transmission or sent by prepaid registered mail, addressed as follows:

(a)	if to Borrowers, at:

Cannex Capital Holdings Inc.

1241 Alberni Street

Vancouver, British Columbia V6E 4R4

Canada

With a copy to (which shall not constitute notice):

McMillan LLP

Suite 1500, 1055 West Georgia Street

Vancouver, BC V6E 4N7

Canada

(b)	if to the Holder, at:

c/o Gotham Green Partners, LLC

Suite 29A, 489 5th Avenue

New York, NY 1008

USA

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With a copy to (which shall not constitute notice):

Honigman Miller Schwarz and Cohn LLP

2290 First National Building

660 Woodward Avenue

Detroit, MI 48226-3506

USA

Notice of change of address shall also be governed by this Section 9.5. Any notice given by personal delivery shall be deemed to have been given when received by either Borrower or the Holder, and by prepaid registered mail shall be deemed to have been received by either Borrower or the Holder on the third (3rd) Business Day after the day of such mailing and any notice so given by facsimile or electronic transmission on a Business Day before 5:00 p.m. (local time of the recipient) shall be deemed to have been received by either Borrower or the Holder on such Business Day and otherwise shall be deemed to be received the next Business Day.

9.6	Replacement of Note

If this Note shall become mutilated or be lost, stolen or destroyed and in the absence of notice that the Note has been acquired by a bona fide purchaser, the Borrowers shall issue a new Note upon surrender and cancellation of the mutilated Note, or, in the event that a Note is lost, stolen or destroyed, in lieu of and in substitution for the same, and the substituted Note shall be in the form hereof and the Holder shall be entitled to benefits hereof. In case of loss, theft or destruction, the Holder shall furnish to the Borrowers such evidence of such loss, theft or destruction as shall be satisfactory to the Borrowers in their discretion acting reasonably together with an indemnity in form and substance mutually acceptable to the Borrowers and the Holder, each acting reasonably. The applicant shall pay reasonable expenses incidental to the issuance of any such new Note.

9.7	Successors and Assigns

This Note shall inure to the benefit of the Holder and its successors and its assigns and shall be binding upon the Borrowers and each of their successors.

9.8	Assignment

No Party may assign its rights or benefits under this Note except that the Holder may assign all or any portion of its rights and benefits under this Note to any Person or Persons who may purchase all or part of this Note e, subject to compliance with applicable securities laws.

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9.9	Registered Obligations

The Borrowers shall keep a “register” in which the Borrowers shall provide for the recordation of the name and address of, and the amount of outstanding principal and interest owing to, the Holder and its Assignees. The entries in the register shall be conclusive evidence of the amounts due and owing to the Holder or its Assignees in the absence of manifest error. The Borrowers, the Holder, and its successors and assigns shall treat each Person whose name is recorded in the register pursuant to the terms hereof as the Holder for all purposes. Notwithstanding anything to the contrary contained in this Note, the Note is a registered obligations and the right, title and interest of the Holder and its Assignees in and to this Note shall be transferable only upon notation of such transfer in the register. This Section 9.9 shall be construed so that the Note is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any related regulations (and any other relevant or successor provisions of the Code or such regulations). The register shall be available for inspection by the Holder and its successors and assigns at from time to time upon reasonable prior notice.

9.10 Invalidity of Provisions

Each of the provisions contained in this Note is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

9.11 Governing Law

THIS NOTE AND EACH OTHER TRANSACTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

9.12 Maximum Rate of Interest

Notwithstanding any other provisions of this Note, if the amount of any interest, premium, fees or other monies or any rate of interest required to be paid under this Note or any other document entered into in connection with this Note would, but for this provision, contravene any applicable Law, then such amount or rate of interest shall be reduced to such maximum amount as would not contravene such provisions; and to the extent that any excess has been charged or received the Holder shall apply such excess against the outstanding Obligations and refund to the Borrowers any further excess amount.

9.13 Time of Essence

Time shall be of the essence of this Note and a forbearance by the Holder of the strict application of this provision shall not operate as a continuing or subsequent forbearance.

9.14 Waiver

Each Borrower hereby waives presentment, notice of dishonor, protest and notice of protest. No failure or delay by the Holder in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right exclude other further exercise thereof or the exercise of any other right.

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9.15	Waiver of Trial by Jury

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS NOTE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY TO THIS NOTE HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6.15 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.16	Obligations Joint and Several

All obligations of the Borrowers under this Note are joint and several.

[Signature Page Follows]

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IN WITNESS WHEREOF, each Borrower has caused this Note to be executed by its duly authorized officer as of the date first written above.

CANNEX CAPITAL HOLDINGS INC.
Per:
Name:	Anthony Dutton
Title:	Chief Executive Officer

CANNEX HOLDINGS (NEVADA) INC.
Per:
Name:	Anthony Dutton
Title:	President

ACCEPTED AND AGREED as of the date first written above by:

GOTHAM GREEN FUND 1 (Q), L.P. By Gotham Green GP 1, LLC, its General Partner

Per:
Name:	Jason Adler
Title:	Managing Member

IN WITNESS WHEREOF, each Borrower has caused this Note to be executed by its duly authorized officer as of the date first written above.

CANNEX CAPITAL HOLDINGS INC.

Per:
Name:
Title:

CANNEX HOLDINGS (NEVADA) INC.

Per:
Name:
Title:

ACCEPTED AND AGREED as of the date first written above by:

GOTHAM GREEN FUND 1 (Q), L.P. By Gotham Green GP 1, LLC its General Partner
Per:
Name:	Jason Adler
Title:	Managing Member

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 22, 2019.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) 144A THEREUNDER, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C)(1) AND (D) ABOVE, AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY IS PROVIDED TO THE EFFECT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE US. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

CANNEX CAPITAL HOLDINGS, INC.

CANNEX HOLDINGS (NEVADA) INC.

SENIOR SECURED CONVERTIBLE NOTE

Date: November 21, 2018

ARTICLE 1

PRINCIPAL AND INTEREST

1.1	Promise to Pay

FOR VALUE RECEIVED, the undersigned, CANNEX CAPITAL HOLDINGS, INC, a corporation incorporated under the laws of the Province of British Columbia (the “Company”), and CANNEX HOLDINGS (NEVADA) INC., a Nevada corporation (the “US Borrower” and, with the Company, collectively, the “Borrowers”, and each a “Borrower”), jointly and severally, each hereby acknowledges itself indebted to and promises to pay to the order of Gotham Green Credit Partners SPV 2, L.P., a Delaware limited partnership, and its successors and assigns (the “Holder” or “Lender”) on the earlier of (i) November 21, 2021 and (ii) such earlier date as the Principal Amount (as hereinafter defined) may become payable (the “Maturity Date”) in accordance with the provisions of this senior secured convertible note (this “Note”), the principal amount of twenty five million five hundred thousand dollars (USD $25,500,000.00) in lawful money of the United States (the “Principal Amount”) and to accrue interest

(“Interest”) on the Principal Amount outstanding from time to time at the Applicable Interest Rate (as hereinafter defined) until the Principal Amount of the Note is repaid in full in accordance with its terms.

The Borrowers shall pay Interest in accordance with Section 3.1. Any Obligations (as defined in the Securities Purchase Agreement, defined below) arising out of this Note, including without limitation the Principal Amount and the Interest, shall be referred to herein as the “Obligations”. The Holder acknowledges that this Note is one of a series of notes of substantially identical terms and conditions (collectively, the “Notes”) issued by the Borrowers to other holders (with the Holder, collectively, the “Holders”) under the terms of the Securities Purchase Agreement. The Holder and Borrowers acknowledge that on the Initial Funding Date (as defined in the Securities Purchase Agreement), the Holders have funded an aggregate amount equal to $5,000,000 in payment for the Notes, and that the remaining aggregate principal amount of the Notes, equal to $27,000,000, shall be funded by the Holders on the Subsequent Funding Date(s) (as defined in the Securities Purchase Agreement).

ARTICLE 2

INTERPRETATION AND GENERAL PROVISIONS

2.1	Interpretation

Capitalized terms used herein without definition shall have the meaning ascribed thereto in the secured Securities Purchase Agreement (the “Securities Purchase Agreement”) dated of even date herewith among the Holders and the Borrowers providing for, inter alia, the purchase of this Note by the Holder.

2.2	Plurality and Gender

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and words importing Persons shall include firms and corporations and vice versa.

2.3	Headings, etc.

The division of this Note into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Note.

2.4	Day Not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

2.5	Currency

Any reference in this Note to “Dollars”, “dollars” or the sign “$” shall be deemed to be a reference to lawful money of the United States.

ARTICLE 3

PAYMENT OF PRINCIPAL AND INTEREST

3.1 The Obligations shall be due and payable without deduction or withholding for taxes of any kind or nature immediately on the earlier of:

(a)	the Maturity Date; and

(b)	the occurrence and continuance of an Event of Default (defined below).

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3.2 Interest shall accrue at the Applicable Interest Rate and shall be calculated on the basis of the actual days elapsed in the period for which such Interest is to accrue and on the basis of a year of 360 days. The Borrowers shall pay Interest as follows:

(a)

Fifty percent (50%) of the Interest due on any Interest Payment Date shall be paid in cash in arrears to the Holder, by wire transfer of immediately available funds to the account designated by Holder from time to time; and

(b)

Fifty percent (50%) of the Interest due on any Interest Payment Date shall accrue and be added to the Principal Amount, and such Interest paid in kind shall be payable on the date that all remaining Principal Amount is due and payable pursuant hereto.

3.3 For purposes of this Note, the following terms shall have the definitions set forth in this Section 3.3:

(a)

“Applicable Funding Date” means the date on which the Holder paid the applicable principal amount in accordance with the Securities Purchase Agreement, which shall be either the Initial Funding Date or the Subsequent Funding Date(s), as defined therein.

(b)	“Applicable Interest Rate” means, as of any date, the rate per annum applicable to such date as follows:

(i)	For the period beginning on the Applicable Funding Date and ending on November 21, 2019 (“Year 1”), LIBOR plus eleven percent (11%);

(ii)	For the period beginning on November 22, 2019 and ending on November 21, 2020 (“Year 2”), LIBOR plus ten percent (10%);

(iii)	For the period beginning on November 22, 2020 and continuing thereafter (“Year 3”), LIBOR plus nine and one half percent (9.5%).

(c)	“Interest Payment Date” means the last Business Day of each month, with the first Interest Payment Date occurring on December 31, 2018.

(d)

“Interest Period” means, with respect to periods in which clause (b) of the definition of LIBOR applies, the period beginning on the day after the applicable Interest Payment Date and ending on the next Interest Payment Date.

(e)

“LIBOR” means the greater of (a) 2.5% and (b) for any Interest Period, the rate per annum equal to the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other Person that takes over the administration of such rate), as published by Reuters (or any other commercially available source providing quotations of such rate as designated by the Lender from time to time) at approximately 11:00 a.m., London time, two (2) business days prior to the commencement of such Interest Period, for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided, that in no event shall such rate be less than zero or exceed five percent (5%); and provided further, that if a rate determined under clause (b) is not available at such time for such Interest Period, the parties will work in good faith to agree upon an alternative floating rate.

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ARTICLE 4

CONVERSION

4.1 Conversion Right

The Holder has the right (the “Conversion Right”), from time to time and at any time on or prior to 5:00 p.m. (Toronto time) on the earlier of the Business Day immediately preceding (i) the Maturity Date and (ii) the date fixed for redemption of this Note in accordance with terms hereof, to convert all or any portion of the outstanding Principal Amount plus, at the Holder’s option, all accrued and unpaid Interest with respect to such Principal Amount and any unpaid fees, into Shares, at a price equal to $0.83 per Share (the “Conversion Price”). For purposes of this Note, if the Conversion Right is exercised on or prior to October 31, 2019, then “Shares” means Class A shares in the capital of the Company, and if the Conversion Right is exercised after October 31, 2019, then “Shares” means common shares in the capital of the Company.

Notwithstanding any other provision of this Agreement, the Conversion Right shall not be exercisable by the Holder or any person who does not deal at arm’s length with the Holder for purposes of the Income Tax Act (Canada) (collectively, “Holder Related Parties”) to the extent that, after giving effect to such conversion, the Holder Related Parties would beneficially own or have a right to acquire shares of the Company that, in aggregate, represent: (i) 25% or more of the votes that could be cast at the annual meeting of the shareholders of the Company; or (ii) 25% or more of the fair market value of the issued and outstanding shares of the Company at such time.

4.2 Exercise of Conversion Right

The Conversion Right may be exercised by the Lender by completing and signing the notice of conversion (the “Conversion Notice”) and delivering the Conversion Notice and this Note to the Borrower. The Conversion Notice shall provide that the Conversion Right is being exercised, shall specify the amount being converted, and shall set out the date (the “Issue Date”) on which Shares are to be issued upon the exercise of the Conversion Right (such date to be no earlier than three (3) Business Days and no later than seven (7) Business Days after the day on which the Conversion Notice is issued). The conversion shall be deemed to have been effected immediately prior to the close of business on the Issue Date and the Shares issuable upon conversion shall be deemed to be issued as fully paid and non-assessable at such time. Within seven (7) Business Days after the Issue Date, a certificate for the required number of Common Shares shall be issued to the Lender. If less than all of the Principal Amount of this Note is the subject of the Conversion Right, then within seven (7) Business Days after the Issue Date, the Borrowers shall deliver to the Lender a replacement Note in the form hereof in the principal amount of the unconverted principal balance hereof, plus the unconverted portion of any accrued and unpaid Interest and fees, and this Note shall be cancelled. If the Conversion Right is being exercised in respect of the entire Principal Amount of this Note (and, if applicable, all accrued and unpaid Interest and fees), this Note shall be cancelled.

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4.3 Adjustment of Conversion Price

The Conversion Price in effect at any date shall be subject to adjustment from time to time as follows:

(a)	If and whenever at any time prior to the Maturity Date, the Company shall:

(i)	subdivide or redivide the outstanding Shares into a greater number of Shares;

(ii)	reduce, combine or consolidate the outstanding Shares into a smaller number of Shares;

(iii)	issue Shares (or securities convertible into or exchangeable for Shares) to the holders of all or substantially all of the outstanding Shares by way of stock dividend; or

(iv)	make a distribution on its outstanding Shares payable in Shares or securities exchangeable for or convertible into Shares,

the Conversion Price in effect on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Shares (or securities convertible into or exchangeable for Shares) by way of a stock dividend or other distribution, as the case may be, shall, in the case of the events referred to in Sections 4.3(a)(i), (iii) and (iv) above, be decreased in proportion to the increase in the number of outstanding Shares resulting from such subdivision, redivision or dividend (including, in the case where securities convertible into or exchangeable for Shares are issued, the number of Shares that would have been outstanding had such securities been converted into or exchanged for Shares on such effective or record date) or shall, in the case of the events referred to in Section 4.3(a)(ii) above, be increased in proportion to the decrease in the number of outstanding Shares resulting from such reduction, combination or consolidation on such effective or record date. Such adjustment shall be made successively whenever any event referred to in this Section 4.3(a) shall occur. Any such issue of Shares (or securities convertible into or exchangeable for Shares) by way of a stock dividend or other distribution shall be deemed to have been made on the record date for the stock dividend or other distribution for the purpose of calculating the number of outstanding Shares under Sections 4.3(b) and (g); to the extent that any such securities are not converted into or exchanged for Shares prior to the expiration of the conversion or exchange right, the Conversion Price shall be readjusted effective as at the date of such expiration to the Conversion Price which would then be in effect based upon the number of Shares actually issued on the exercise of such conversion or exchange right.

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(b)

If and whenever at any time prior to the Maturity Date, the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Shares entitling them, for a period expiring not more than forty-five (45) days after such date of issue (such period from the record date to the date of expiry being referred to in this Section 4.3(b) as the “Rights Period”), to subscribe for or purchase Shares (or securities convertible into or exchangeable for Shares) (such subscription price per Common Share (inclusive of any cost of acquisition of securities exchangeable for or convertible into Shares in addition to any direct cost of Shares) being referred to in this Section 4.3(b) as the “Per Share Cost”), the Borrowers shall give written notice to the Lender with respect thereto (any of such events herein referred to as a “Rights Offering”), and the Lender shall have fifteen (15) days after receipt of such notice to elect to convert any or all of the Principal Amount of this Note into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Note. If the Lender elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the record date for the issuance of such rights, options or warrants. If the Lender elects not to convert any of the Principal Amount of this Note, there shall continue to be an adjustment to the Conversion Price as a result of the issuance of such rights, options or warrants, in the manner hereinafter provided. The Conversion Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:

(i)	the numerator of which is the aggregate of:

(A)	the number of Shares outstanding as of the record date for the Rights Offering; and

(B)	the number determined by dividing the product of the Per Share Cost and:

1.

where the event giving rise to the application of this Section 4.3(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase additional Shares, the number of Shares so subscribed for or purchased during the Rights Period, or

2.

where the event giving rise to the application of this Section 4.3(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Shares, the number of Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the trading price of the Shares on the OTCQX Market (or such other recognized stock exchange or quotation on which the Shares are listed for trading) (the “Current Market Price”) as of the record date for the Rights Offering; and

(ii)	the denominator of which is:

(A)	in the case described in subparagraph 4.3(b)(i)(B)(1), the number of Shares outstanding, or

(B)	in the case described in subparagraph 4.3(b)(i)(B)(2), the number of Shares that would be outstanding if all the Shares described in subparagraph 4.3(b)(i)(B)(2) had been issued,

as at the end of the Rights Period.

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(c)

Any Shares owned by or held for the account of the Company or any subsidiary or affiliate (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

(d)

If by the terms of the rights, options or warrants referred to in Section 4.3(b), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of:

(1) the lowest purchase, conversion or exchange price per Common Share, as the case may be, if such price is applicable to all Shares which are subject to the rights, options or warrants, and

(2) the average purchase, conversion or exchange price per Common Share, as the case may be, if the applicable price is determined by reference to the number of Shares acquired.

(e)

To the extent that any adjustment in the Conversion Price occurs pursuant to this Section 4.3(b) as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in this Section 4.3(b), the Conversion Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Conversion Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.

(f)

If the Lender has exercised its Conversion Right in accordance herewith during the Rights Period, the Lender will, in addition to the Shares to which it is otherwise entitled upon such exercise, be entitled to that number of additional Shares equal to the result obtained when the difference, if any, between the Conversion Price in effect immediately prior to, and the Conversion Price in effect immediately following the end of such Rights Offering pursuant to this Section 4.3(b), is multiplied by the number of Shares received upon the exercise of the Conversion Right during such period, and the resulting product is divided by the Conversion Price as adjusted for such Rights Offering pursuant to this Section 4.3(b); provided that no fractional Shares will be issued. Such additional Shares will be deemed to have been issued to the Lender immediately following the end of the Rights Period and a certificate for such additional Shares will be delivered to the Lender within 10 Business Days following the end of the Rights Period.

(g)

If and whenever at any time prior to the Maturity Date, the Company shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Shares of (i) shares of any class other than Shares (or other than securities convertible into or exchangeable for Shares), or (ii) rights, options or warrants (other than rights, options or warrants referred to in Section 4.3(b)), or (iii) evidences of its indebtedness, or (iv) assets (in each case, other than dividends paid in the ordinary course) then, in each such case, the Borrowers shall give written notice to the Lender with respect thereto, and the Lender shall have fifteen (15) days after receipt of such notice to elect to convert any or all of the Principal Amount of this Note into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Note. If the Lender elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the record date for the making of such distribution. If the Lender elects not to convert any of the Principal Amount of this Note, there shall continue to be an adjustment to the Conversion Price as a result of the making of such distribution (herein referred to as a “Special Distribution”), determined in the manner hereafter set out in 4.3(h). In this Section 4.3(g) the term “dividends paid in the ordinary course” shall include the value of any securities or other property or assets distributed in lieu of cash dividends paid in the ordinary course at the option of shareholders.

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(h)

In circumstances described in Section 4.3(g), the Conversion Price will be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price in effect on such record date by a fraction:

(1) the numerator of which is:

(A) the product of the number of Shares outstanding on such record date and the Current Market Price of the Shares on such record date; less

(B) the aggregate fair market value (as determined by action by the directors of the Company, acting reasonably) to the holders of the Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

(2) the denominator of which is the number of Shares outstanding on such record date multiplied by the Current Market Price of the Shares on such record date.

Any Shares owned by or held for the account of the Company or any subsidiary or affiliate (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

(i)

In the case of any reclassification of, or other change in, the outstanding Shares pursuant to a Change of Control Transaction, if the Lender elects not to redeem this Note in accordance with Article 5, the Lender may elect, prior to the effective date of such Change of Control Transaction, to convert any or all of the Principal Amount of this Note into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Note. To exercise such right the Lender must provide a notice in writing to the Borrowers no later than seven days prior to the effective date of such Change of Control Transaction, failing which the Lender’s right to convert this Note as a consequence of such Change of Control Transaction shall cease. If the Lender elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the effective date of such Change of Control Transaction. If the Lender elects not to convert any of the Principal Amount of this Note, the Conversion Price in effect after the effective date of such Change of Control Transaction shall be increased or decreased, as the case may be, in proportion to any decrease or increase in the number of outstanding Shares resulting from such Change of Control Transaction so that the Lender, upon exercising the Conversion Right after the effective date of such Change of Control Transaction, will be entitled to receive the aggregate number of Shares or other securities, if any, which the Lender would have been entitled to receive as a result of such Change of Control Transaction if, on the effective date thereof, the Lender had been the registered holder of the number of Shares to which the Lender was theretofore entitled upon exercise of the Conversion Right.

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(j)

In the case of any reclassification of, or other change in, the outstanding Shares (other than a change referred to in Section 4.3(a), Section 4.3(b), Section 4.3(g) or 4.3(i) hereof), the Conversion Price shall be adjusted in such manner, if any, and at such time, as the Board of Directors of the Company determines to be appropriate on a basis consistent with the intent of this Section 4.3; provided that if at any time a dispute arises with respect to adjustments provided for in this Section 4.3(j), such dispute will be conclusively determined by the auditors of the Borrowers or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Company, acting reasonably, and any such determination will be binding on the Borrowers and the Lender. The Borrowers will provide such auditors or accountants with access to all necessary records of the Borrowers. If and whenever at any time after the date hereof there is a reclassification or redesignation of the Shares outstanding at any time or change of the Shares into other shares or into other securities (other than as set out in Section 4.3(a), (b), (g) or (i)), or a consolidation, amalgamation or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification or redesignation of the outstanding Shares or a change of the Shares into other shares and other than as set forth in 5.3(a)(i) or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), the Lender, upon the exercising the Conversion Right, after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Shares to which the Lender was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property, if any, which the Lender would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Lender had been the registered holder of the number of Shares to which such Lender was theretofore entitled upon exercise of the Conversion Right. If determined appropriate by action of the directors of the Company, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 4.3 with respect to the rights and interests thereafter of the Lender to the end that the provisions set forth in this Section 4.3 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of the Conversion Right. Any such adjustment must be made by and set forth in an amendment to this Note approved by action by the directors of the Company, acting reasonably, and will for all purposes be conclusively deemed to be an appropriate adjustment.

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(k)

In any case in which this Section 4.3 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Lender before the occurrence of such event, the additional Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Borrowers shall deliver to the Lender an appropriate instrument evidencing the Lender’s right to receive such additional Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Shares declared in favour of holders of record of Shares on and after the Issue Date or such later date as the Lender would, but for the provisions of this Section 4.3(k), have become the holder of such additional Shares pursuant to Section 4.3(b).

(l)

The adjustments provided for in this Section 4.3 are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other event resulting in any adjustment under the provisions of this Section, provided that, notwithstanding any other provision of this Section, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this Section 4.3(l) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

No Conversion Price adjustment will be made to the extent that the Company makes an equivalent distribution to holders of Notes in respect of such Notes. No adjustment to the Conversion Price will be made for distributions or dividends on Shares issuable upon conversion of Notes that have been surrendered for conversion, provided that holders converting their Notes shall be entitled to receive, in addition to the applicable number of Shares, accrued and unpaid interest payable in cash from, and including, the most recent interest payment date to, but excluding, the date of conversion.

ARTICLE 5

REDEMPTION AND PREPAYMENT

5.1 No Early Redemption or Prepayment

Except pursuant to Sections 5.3 and 5.4, the Borrowers shall not be permitted to redeem or repay the Note prior to the Maturity Date without the prior written consent of the Lender.

5.2 Notice of Change of Control Transaction

Upon the occurrence of any event constituting or reasonably likely to constitute a Change of Control Transaction, the Borrowers shall give written notice to the Lender of such Change of Control Transaction at least thirty (30) days or, with the prior written consent of the Lender, as soon as reasonably possible prior to the effective date of any such Change of Control Transaction and another written notice on or immediately after the effective date of such Change of Control Transaction (the “Change of Control Notice”).

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5.3 Redemption if Change of Control Transaction

Notwithstanding anything to the contrary herein, upon receipt of a Change of Control Notice with respect to a Change of Control Transaction, the Holder shall, in its sole discretion on or before the closing of the Change of Control Transaction, have the right to require the Borrowers purchase the Note at a price equal to 105% of the then outstanding Principal Amount thereof together, at Holder’s option, with accrued and unpaid Interest and fees (the “Offer Price”); provided that, if 90% or more of the Principal Amount outstanding on the date of the Change of Control Notice have been tendered for redemption, the Company will have the right, in its sole discretion, to redeem all of the outstanding Notes at the Offer Price.

5.4 Voluntary Prepayment

Subject to the rest of this Section 5.4, beginning on the first day of Year 2, from time to time the Borrowers shall have the right to repay, in whole or in part, the then outstanding Principal Amount of this Note together with accrued and unpaid Interest and fees, plus the Applicable Premium. For purposes of this Note, “Applicable Premium” means, with respect to Year 2, 2% of the Principal Amount being repaid, and with respect to Year 3, 1% of the Principal Amount being repaid. The Borrowers shall notify the Lender in writing of their intent to make prepayment under this Section 5.4 at least thirty (30) days (or such shorter time as is acceptable to the Lender in its sole discretion) prior to the proposed prepayment date, and such notice shall include the Principal Amount, interest, fees and Applicable Premium to be paid on such prepayment date. Such prepayment will be paid by wire transfer of immediately available funds to the account designated by the Lender.

ARTICLE 6

SECURITY

6.1 As security for the Obligations under this Note, each Borrower shall grant to the Collateral Agent, for the benefit of the Holder, a first priority security interest over all of such Borrower’s present and after acquired personal property in which such Borrower has rights, of whatsoever nature or kind and wherever situate, save and except property specifically excluded in any general security agreement granted by such Borrower to the Collateral Agent, for the benefit of the Holder, which shall rank pari passu between and among the Holders (the “Security Interest”). The Security Interest shall be evidenced by one or more security agreements entered into between each Borrower and the Holder.

6.2 This Note is entitled to and shall have the benefit of a cross guarantee by each Borrower and a guaranty by each Subsidiary (collectively, the “Guarantors”), of all of the Obligations of the Borrowers to the Lender under or in connection with this Note in favour of the Lender dated as of the date of this Note (the “Guarantees”). As security for such Obligations under the Guarantees, each Guarantor shall grant in favour of the Collateral Agent, for the benefit of the Holder, a first priority security interest over all of such Guarantor’s present and after acquired personal property in which such Guarantor have rights, of whatsoever nature or kind and wherever situate which shall rank pari passu between and among the Holders. The security granted to the Collateral Agent, for the benefit of the Holder, by each of the Guarantors shall be evidenced by one or more security agreements entered into between the Guarantors and the Holder.

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ARTICLE 7

EVENTS OF DEFAULT

7.1 The occurrence of an “Event of Default” under the Securities Purchase Agreement shall constitute an event of default (“Event of Default”) hereunder.

7.2 Upon and during the continuation of an Event of Default, the Interest Rate shall increase by three 3% per annum, and the Holder shall be entitled to all of the rights and remedies set forth in the Securities Purchase Agreement and available to it under applicable law.

ARTICLE 8

COVENANTS

8.1 Positive Covenants of the Company

So long as any Obligations remain unpaid, the Company shall perform the covenants and actions as set forth in, and in accordance with, the Securities Purchase Agreement.

8.2 Tax Treatment

For United States federal income tax purposes, the parties agree to treat the Notes as convertible debt instruments that are excepted from the contingent payment debt instrument rules of Treas. Reg. § 1.1275-4. The parties shall file all federal income tax returns and reports in a consistent manner unless otherwise required pursuant to a final “determination” within the meaning of Section 1313 of the Internal Revenue Code of 1986, as amended.

ARTICLE 9

GENERAL MATTERS

9.1 Amalgamation

The Borrowers acknowledge that if, to the extent permitted under the Securities Purchase Agreement, either Borrower amalgamates or mergers with any other Person (a) the term “Company”, where used herein shall extend to and include the amalgamated or surviving Person, and (b) the term, “Obligations”, where used herein shall extend to and include the Obligations of the Borrowers and the amalgamated Person.

9.2 No Modification or Waiver

No modification, variation or amendment of any provision of this Note shall be made without the prior written consent of all of the Holders. The Holder shall not, by any act, delay, omission or otherwise, be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and executed by an authorized officer of the Holder. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by the Holder of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which the Holder would otherwise have on any future occasion, whether similar in kind or otherwise. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER THE LAWS OF THE STATE OF WASHINGTON.

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9.3 Entire Agreement

This Note together with the Securities Purchase Agreement and Transaction Agreements defined therein constitute the entire agreement between the parties and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no other agreements between the parties in connection with the subject matter hereof except as specifically set forth or referred to herein or therein.

9.4 Performance by Holder

If either Borrower fails to perform any of its obligations hereunder, the Holder may, after notice to the Company, but shall not be obligated to, perform any or all such obligations, and all reasonable costs, charges, expenses, fees, outlays and premiums incurred by the Holder in connection therewith shall be payable by the Borrowers, jointly and severally, forthwith upon demand by the Holder and shall bear interest from the date incurred by the Holder at the Interest Rate then in effect and shall form part of the Obligations. Any such performance by the Holder shall not constitute a waiver by the Holder of any right, power, or privilege under this Note.

9.5 Notice to the Company and the Holder

Any notice to be given to the Borrowers or the Holder shall be in writing and shall be deemed to be validly given if such notice is delivered personally, by facsimile or electronic transmission or sent by prepaid registered mail, addressed as follows:

(a)	if to Borrowers, at:

Cannex Capital Holdings Inc.

1241 Alberni Street

Vancouver, British Columbia V6E 4R4

Canada

With a copy to (which shall not constitute notice):

McMillan LLP

Suite 1500, 1055 West Georgia Street

Vancouver, BC V6E 4N7

Canada

(b)	if to the Holder, at:

c/o Gotham Green Partners, LLC

Suite 29A, 489 5th Avenue

New York, NY 1008

USA

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With a copy to (which shall not constitute notice):

Honigman Miller Schwarz and Cohn LLP

2290 First National Building

660 Woodward Avenue

Detroit, MI 48226-3506

USA

Notice of change of address shall also be governed by this Section 9.5. Any notice given by personal delivery shall be deemed to have been given when received by either Borrower or the Holder, and by prepaid registered mail shall be deemed to have been received by either Borrower or the Holder on the third (3rd) Business Day after the day of such mailing and any notice so given by facsimile or electronic transmission on a Business Day before 5:00 p.m. (local time of the recipient) shall be deemed to have been received by either Borrower or the Holder on such Business Day and otherwise shall be deemed to be received the next Business Day.

9.6 Replacement of Note

If this Note shall become mutilated or be lost, stolen or destroyed and in the absence of notice that the Note has been acquired by a bona fide purchaser, the Borrowers shall issue a new Note upon surrender and cancellation of the mutilated Note, or, in the event that a Note is lost, stolen or destroyed, in lieu of and in substitution for the same, and the substituted Note shall be in the form hereof and the Holder shall be entitled to benefits hereof. In case of loss, theft or destruction, the Holder shall furnish to the Borrowers such evidence of such loss, theft or destruction as shall be satisfactory to the Borrowers in their discretion acting reasonably together with an indemnity in form and substance mutually acceptable to the Borrowers and the Holder, each acting reasonably. The applicant shall pay reasonable expenses incidental to the issuance of any such new Note.

9.7 Successors and Assigns

This Note shall inure to the benefit of the Holder and its successors and its assigns and shall be binding upon the Borrowers and each of their successors.

9.8 Assignment

No Party may assign its rights or benefits under this Note except that the Holder may assign all or any portion of its rights and benefits under this Note to any Person or Persons who may purchase all or part of this Note e, subject to compliance with applicable securities laws.

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9.9 Registered Obligations

The Borrowers shall keep a “register” in which the Borrowers shall provide for the recordation of the name and address of, and the amount of outstanding principal and interest owing to, the Holder and its Assignees. The entries in the register shall be conclusive evidence of the amounts due and owing to the Holder or its Assignees in the absence of manifest error. The Borrowers, the Holder, and its successors and assigns shall treat each Person whose name is recorded in the register pursuant to the terms hereof as the Holder for all purposes. Notwithstanding anything to the contrary contained in this Note, the Note is a registered obligations and the right, title and interest of the Holder and its Assignees in and to this Note shall be transferable only upon notation of such transfer in the register. This Section 9.9 shall be construed so that the Note is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any related regulations (and any other relevant or successor provisions of the Code or such regulations). The register shall be available for inspection by the Holder and its successors and assigns at from time to time upon reasonable prior notice.

9.10 Invalidity of Provisions

Each of the provisions contained in this Note is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

9.11 Governing Law

THIS NOTE AND EACH OTHER TRANSACTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

9.12 Maximum Rate of Interest

Notwithstanding any other provisions of this Note, if the amount of any interest, premium, fees or other monies or any rate of interest required to be paid under this Note or any other document entered into in connection with this Note would, but for this provision, contravene any applicable Law, then such amount or rate of interest shall be reduced to such maximum amount as would not contravene such provisions; and to the extent that any excess has been charged or received the Holder shall apply such excess against the outstanding Obligations and refund to the Borrowers any further excess amount.

9.13 Time of Essence

Time shall be of the essence of this Note and a forbearance by the Holder of the strict application of this provision shall not operate as a continuing or subsequent forbearance.

9.14 Waiver

Each Borrower hereby waives presentment, notice of dishonor, protest and notice of protest. No failure or delay by the Holder in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right exclude other further exercise thereof or the exercise of any other right.

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9.15 Waiver of Trial by Jury

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS NOTE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY TO THIS NOTE HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6.15 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.16 Obligations Joint and Several

All obligations of the Borrowers under this Note are joint and several.

[Signature Page Follows]

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IN WITNESS WHEREOF, each Borrower has caused this Note to be executed by its duly authorized officer as of the date first written above.

CANNEX CAPlTAL HOLDINGS INC.
Per:
Name:	Anthony Dutton
Title:	Chief Executive Officer

CANNEX HOLDINGS (NEVADA) INC.
Per:
Name:	Anthony Dutton
Title:	President

ACCEPTED AND AGREED as of the date first written above by:

GOTHAM GREEN CREDIT PARTNERS SPV 2, L.P. By Gotham Green Credit Partners GP 2, LLC, its General Partner

Per:
Name:	Jason Adler
Title:	Managing Member

IN WITNESS WHEREOF, each Borrower has caused this Note to be executed by its duly authorized officer as of the date first written above.

CANNEX CAPITAL HOLDINGS INC.

Per:
Name:
Title:

CANNEX HOLDINGS (NEVADA) INC.

Per:
Name:
Title:

ACCEPTED AND AGREED as of the date first written above by:

GOTHAM GREEN CREDIT PARTNERS SPV 2, L.P.
By Gotham Green Credit Partners GP 2, LLC, its
General Partner
Per:
Name:	Jason Adler
Title:	Managing Member

UNLESS PERMITTED UNDER SECURITIES LEGISLATION, THE HOLDER OF THIS SECURITY MUST NOT TRADE THE SECURITY BEFORE MARCH 22, 2019.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”) OR UNDER ANY STATE SECURITIES LAWS, AND THE SECURITIES REPRESENTED HEREBY MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) OUTSIDE THE UNITED STATES IN ACCORDANCE WITH RULE 904 OF REGULATION S UNDER THE U.S. SECURITIES ACT IN COMPLIANCE WITH APPLICABLE LOCAL LAWS AND REGULATIONS, (C) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT PROVIDED BY (1) RULE 144 THEREUNDER, IF AVAILABLE, OR (2) 144A THEREUNDER, IF AVAILABLE, AND, IN EACH CASE, IN COMPLIANCE WITH APPLICABLE U.S. STATE SECURITIES LAWS, OR (D) WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY, PURSUANT TO ANOTHER EXEMPTION FROM REGISTRATION UNDER THE U.S. SECURITIES ACT AND APPLICABLE STATE SECURITIES LAWS, PROVIDED THAT, IN THE CASE OF (C)(1) AND (D) ABOVE, AN OPINION OF COUNSEL OF RECOGNIZED STANDING IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE COMPANY IS PROVIDED TO THE EFFECT THAT SUCH TRANSFER DOES NOT REQUIRE REGISTRATION UNDER THE US. SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS.

CANNEX CAPITAL HOLDINGS, INC.

CANNEX HOLDINGS (NEVADA) INC.

SENIOR SECURED CONVERTIBLE NOTE

Date: November 21, 2018

ARTICLE 1

PRINCIPAL AND INTEREST

1.1 Promise to Pay

FOR VALUE RECEIVED, the undersigned, CANNEX CAPITAL HOLDINGS, INC, a corporation incorporated under the laws of the Province of British Columbia (the “Company”), and CANNEX HOLDINGS (NEVADA) INC., a Nevada corporation (the “US Borrower” and, with the Company, collectively, the “Borrowers”, and each a “Borrower”), jointly and severally, each hereby acknowledges itself indebted to and promises to pay to the order of Gotham Green Fund 1, L.P., a Delaware limited partnership, and its successors and assigns (the “Holder” or “Lender”) on the earlier of (i) November 21, 2021 and (ii) such earlier date as the Principal Amount (as hereinafter defined) may become payable (the “Maturity Date”) in accordance with the provisions of this senior secured convertible note (this “Note”), the principal amount of one million two hundred ninety-nine thousand eight hundred thirty-seven dollars and fifty cents (USD $1,299,837.50) in lawful money of the United States (the “Principal Amount”) and to accrue interest (“Interest”) on the Principal Amount outstanding from time to time at the Applicable Interest Rate (as hereinafter defined) until the Principal Amount of the Note is repaid in full in accordance with its terms.

The Borrowers shall pay Interest in accordance with Section 3.1. Any Obligations (as defined in the Securities Purchase Agreement, defined below) arising out of this Note, including without limitation the Principal Amount and the Interest, shall be referred to herein as the “Obligations”. The Holder acknowledges that this Note is one of a series of notes of substantially identical terms and conditions (collectively, the “Notes”) issued by the Borrowers to other holders (with the Holder, collectively, the “Holders”) under the terms of the Securities Purchase Agreement. The Holder and Borrowers acknowledge that on the Initial Funding Date (as defined in the Securities Purchase Agreement), the Holders have funded an aggregate amount equal to $5,000,000 in payment for the Notes, and that the remaining aggregate principal amount of the Notes, equal to $27,000,000, shall be funded by the Holders on the Subsequent Funding Date(s) (as defined in the Securities Purchase Agreement).

ARTICLE 2

INTERPRETATION AND GENERAL PROVISIONS

2.1 Interpretation

Capitalized terms used herein without definition shall have the meaning ascribed thereto in the secured Securities Purchase Agreement (the “Securities Purchase Agreement”) dated of even date herewith among the Holders and the Borrowers providing for, inter alia, the purchase of this Note by the Holder.

2.2 Plurality and Gender

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and words importing Persons shall include firms and corporations and vice versa.

2.3 Headings, etc.

The division of this Note into Articles, Sections, subsections and paragraphs and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this Note.

2.4 Day Not a Business Day

In the event that any day on or before which any action is required to be taken hereunder is not a Business Day, then such action shall be required to be taken at or before the requisite time on the next succeeding day that is a Business Day.

2.5 Currency

Any reference in this Note to “Dollars”, “dollars” or the sign “$” shall be deemed to be a reference to lawful money of the United States.

ARTICLE 3

PAYMENT OF PRINCIPAL AND INTEREST

3.1 The Obligations shall be due and payable without deduction or withholding for taxes of any kind or nature immediately on the earlier of:

(a)	the Maturity Date; and

(b)	the occurrence and continuance of an Event of Default (defined below).

3.2 Interest shall accrue at the Applicable Interest Rate and shall be calculated on the basis of the actual days elapsed in the period for which such Interest is to accrue and on the basis of a year of 360 days. The Borrowers shall pay Interest as follows:

(a)

Fifty percent (50%) of the Interest due on any Interest Payment Date shall be paid in cash in arrears to the Holder, by wire transfer of immediately available funds to the account designated by Holder from time to time; and

(b)

Fifty percent (50%) of the Interest due on any Interest Payment Date shall accrue and be added to the Principal Amount, and such Interest paid in kind shall be payable on the date that all remaining Principal Amount is due and payable pursuant hereto.

3.3 For purposes of this Note, the following terms shall have the definitions set forth in this Section 3.3:

(a)

“Applicable Funding Date” means the date on which the Holder paid the applicable principal amount in accordance with the Securities Purchase Agreement, which shall be either the Initial Funding Date or the Subsequent Funding Date(s), as defined therein.

(b)	“Applicable Interest Rate” means, as of any date, the rate per annum applicable to such date as follows:

(i)	For the period beginning on the Applicable Funding Date and ending on November 21, 2019 (“Year 1”), LIBOR plus eleven percent (11%);

(ii)	For the period beginning on November 22, 2019 and ending on November 21, 2020 (“Year 2”), LIBOR plus ten percent (10%);

(iii)	For the period beginning on November 22, 2020 and continuing thereafter (“Year 3”), LIBOR plus nine and one half percent (9.5%).

(c)	“Interest Payment Date” means the last Business Day of each month, with the first Interest Payment Date occurring on December 31, 2018.

(d)

“Interest Period” means, with respect to periods in which clause (b) of the definition of LIBOR applies, the period beginning on the day after the applicable Interest Payment Date and ending on the next Interest Payment Date.

(e)

“LIBOR” means the greater of (a) 2.5% and (b) for any Interest Period, the rate per annum equal to the London interbank offered rate administered by ICE Benchmark Administration Limited (or any other Person that takes over the administration of such rate), as published by Reuters (or any other commercially available source providing quotations of such rate as designated by the Lender from time to time) at approximately 11:00 a.m., London time, two (2) business days prior to the commencement of such Interest Period, for deposits in Dollars (for delivery on the first day of such Interest Period) with a term equivalent to such Interest Period; provided, that in no event shall such rate be less than zero or exceed five percent (5%); and provided further, that if a rate determined under clause (b) is not available at such time for such Interest Period, the parties will work in good faith to agree upon an alternative floating rate.

ARTICLE 4

CONVERSION

4.1 Conversion Right

The Holder has the right (the “Conversion Right”), from time to time and at any time on or prior to 5:00 p.m. (Toronto time) on the earlier of the Business Day immediately preceding (i) the Maturity Date and (ii) the date fixed for redemption of this Note in accordance with terms hereof, to convert all or any portion of the outstanding Principal Amount plus, at the Holder’s option, all accrued and unpaid Interest with respect to such Principal Amount and any unpaid fees, into Shares, at a price equal to $0.83 per Share (the “Conversion Price”). For purposes of this Note, if the Conversion Right is exercised on or prior to October 31, 2019, then “Shares” means Class A shares in the capital of the Company, and if the Conversion Right is exercised after October 31, 2019, then “Shares” means common shares in the capital of the Company.

Notwithstanding any other provision of this Agreement, the Conversion Right shall not be exercisable by the Holder or any person who does not deal at arm’s length with the Holder for purposes of the Income Tax Act (Canada) (collectively, “Holder Related Parties”) to the extent that, after giving effect to such conversion, the Holder Related Parties would beneficially own or have a right to acquire shares of the Company that, in aggregate, represent: (i) 25% or more of the votes that could be cast at the annual meeting of the shareholders of the Company; or (ii) 25% or more of the fair market value of the issued and outstanding shares of the Company at such time.

4.2 Exercise of Conversion Right

The Conversion Right may be exercised by the Lender by completing and signing the notice of conversion (the “Conversion Notice”) and delivering the Conversion Notice and this Note to the Borrower. The Conversion Notice shall provide that the Conversion Right is being exercised, shall specify the amount being converted, and shall set out the date (the “Issue Date”) on which Shares are to be issued upon the exercise of the Conversion Right (such date to be no earlier than three (3) Business Days and no later than seven (7) Business Days after the day on which the Conversion Notice is issued). The conversion shall be deemed to have been effected immediately prior to the close of business on the Issue Date and the Shares issuable upon conversion shall be deemed to be issued as fully paid and non-assessable at such time. Within seven (7) Business Days after the Issue Date, a certificate for the required number of Common Shares shall be issued to the Lender. If less than all of the Principal Amount of this Note is the subject of the Conversion Right, then within seven (7) Business Days after the Issue Date, the Borrowers shall deliver to the Lender a replacement Note in the form hereof in the principal amount of the unconverted principal balance hereof, plus the unconverted portion of any accrued and unpaid Interest and fees, and this Note shall be cancelled. If the Conversion Right is being exercised in respect of the entire Principal Amount of this Note (and, if applicable, all accrued and unpaid Interest and fees), this Note shall be cancelled.

4.3 Adjustment of Conversion Price

The Conversion Price in effect at any date shall be subject to adjustment from time to time as follows:

(a)	If and whenever at any time prior to the Maturity Date, the Company shall:

(i)	subdivide or redivide the outstanding Shares into a greater number of Shares;

(ii)	reduce, combine or consolidate the outstanding Shares into a smaller number of Shares;

(iii)	issue Shares (or securities convertible into or exchangeable for Shares) to the holders of all or substantially all of the outstanding Shares by way of stock dividend; or

(iv)	make a distribution on its outstanding Shares payable in Shares or securities exchangeable for or convertible into Shares,

the Conversion Price in effect on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Shares (or securities convertible into or exchangeable for Shares) by way of a stock dividend or other distribution, as the case may be, shall, in the case of the events referred to in Sections 4.3(a)(i), (iii) and (iv) above, be decreased in proportion to the increase in the number of outstanding Shares resulting from such subdivision, redivision or dividend (including, in the case where securities convertible into or exchangeable for Shares are issued, the number of Shares that would have been outstanding had such securities been converted into or exchanged for Shares on such effective or record date) or shall, in the case of the events referred to in Section 4.3(a)(ii) above, be increased in proportion to the decrease in the number of outstanding Shares resulting from such reduction, combination or consolidation on such effective or record date. Such adjustment shall be made successively whenever any event referred to in this Section 4.3(a) shall occur. Any such issue of Shares (or securities convertible into or exchangeable for Shares) by way of a stock dividend or other distribution shall be deemed to have been made on the record date for the stock dividend or other distribution for the purpose of calculating the number of outstanding Shares under Sections 4.3(b) and (g); to the extent that any such securities are not converted into or exchanged for Shares prior to the expiration of the conversion or exchange right, the Conversion Price shall be readjusted effective as at the date of such expiration to the Conversion Price which would then be in effect based upon the number of Shares actually issued on the exercise of such conversion or exchange right.

(b)

If and whenever at any time prior to the Maturity Date, the Company shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Shares entitling them, for a period expiring not more than forty-five (45) days after such date of issue (such period from the record date to the date of expiry being referred to in this Section 4.3(b) as the “Rights Period”), to subscribe for or purchase Shares (or securities convertible into or exchangeable for Shares) (such subscription price per Common Share (inclusive of any cost of acquisition of securities exchangeable for or convertible into Shares in addition to any direct cost of Shares) being referred to in this Section 4.3(b) as the “Per Share Cost”), the Borrowers shall give written notice to the Lender with respect thereto (any of such events herein referred to as a “Rights Offering”), and the Lender shall have fifteen (15) days after receipt of such notice to elect to convert any or all of the Principal Amount of this Note into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Note. If the Lender elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the record date for the issuance of such rights, options or warrants. If the Lender elects not to convert any of the Principal Amount of this Note, there shall continue to be an adjustment to the Conversion Price as a result of the issuance of such rights, options or warrants, in the manner hereinafter provided. The Conversion Price will be adjusted effective immediately after the end of the Rights Period to a price determined by multiplying the Conversion Price in effect immediately prior to the end of the Rights Period by a fraction:

(i)	the numerator of which is the aggregate of:

(A)	the number of Shares outstanding as of the record date for the Rights Offering; and

(B)	the number determined by dividing the product of the Per Share Cost and:

1.

where the event giving rise to the application of this Section 4.3(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase additional Shares, the number of Shares so subscribed for or purchased during the Rights Period, or

2.

where the event giving rise to the application of this Section 4.3(b) was the issue of rights, options or warrants to the holders of Shares under which such holders are entitled to subscribe for or purchase securities exchangeable for or convertible into Shares, the number of Shares for which those securities so subscribed for or purchased during the Rights Period could have been exchanged or into which they could have been converted during the Rights Period, by the trading price of the Shares on the OTCQX Market (or such other recognized stock exchange or quotation on which the Shares are listed for trading) (the “Current Market Price”) as of the record date for the Rights Offering; and

(ii)	the denominator of which is:

(A)	in the case described in subparagraph 4.3(b)(i)(B)(1), the number of Shares outstanding, or

(B)	in the case described in subparagraph 4.3(b)(i)(B)(2), the number of Shares that would be outstanding if all the Shares described in subparagraph 4.3(b)(i)(B)(2) had been issued,

as at the end of the Rights Period.

(c)

Any Shares owned by or held for the account of the Company or any subsidiary or affiliate (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

(d)

If by the terms of the rights, options or warrants referred to in Section 4.3(b), there is more than one purchase, conversion or exchange price per Common Share, the aggregate price of the total number of additional Shares offered for subscription or purchase, or the aggregate conversion or exchange price of the convertible securities so offered, will be calculated for purposes of the adjustment on the basis of:

(1) the lowest purchase, conversion or exchange price per Common Share, as the case may be, if such price is applicable to all Shares which are subject to the rights, options or warrants, and

(2) the average purchase, conversion or exchange price per Common Share, as the case may be, if the applicable price is determined by reference to the number of Shares acquired.

(e)

To the extent that any adjustment in the Conversion Price occurs pursuant to this Section 4.3(b) as a result of the fixing by the Company of a record date for the distribution of rights, options or warrants referred to in this Section 4.3(b), the Conversion Price will be readjusted immediately after the expiration of any relevant exchange, conversion or exercise right to the Conversion Price which would then be in effect based upon the number of Shares actually issued and remaining issuable after such expiration, and will be further readjusted in such manner upon expiration of any further such right.

(f)

If the Lender has exercised its Conversion Right in accordance herewith during the Rights Period, the Lender will, in addition to the Shares to which it is otherwise entitled upon such exercise, be entitled to that number of additional Shares equal to the result obtained when the difference, if any, between the Conversion Price in effect immediately prior to, and the Conversion Price in effect immediately following the end of such Rights Offering pursuant to this Section 4.3(b), is multiplied by the number of Shares received upon the exercise of the Conversion Right during such period, and the resulting product is divided by the Conversion Price as adjusted for such Rights Offering pursuant to this Section 4.3(b); provided that no fractional Shares will be issued. Such additional Shares will be deemed to have been issued to the Lender immediately following the end of the Rights Period and a certificate for such additional Shares will be delivered to the Lender within 10 Business Days following the end of the Rights Period.

(g)

If and whenever at any time prior to the Maturity Date, the Company shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Shares of (i) shares of any class other than Shares (or other than securities convertible into or exchangeable for Shares), or (ii) rights, options or warrants (other than rights, options or warrants referred to in Section 4.3(b)), or (iii) evidences of its indebtedness, or (iv) assets (in each case, other than dividends paid in the ordinary course) then, in each such case, the Borrowers shall give written notice to the Lender with respect thereto, and the Lender shall have fifteen (15) days after receipt of such notice to elect to convert any or all of the Principal Amount of this Note into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Note. If the Lender elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the record date for the making of such distribution. If the Lender elects not to convert any of the Principal Amount of this Note, there shall continue to be an adjustment to the Conversion Price as a result of the making of such distribution (herein referred to as a “Special Distribution”), determined in the manner hereafter set out in 4.3(h). In this Section 4.3(g) the term “dividends paid in the ordinary course” shall include the value of any securities or other property or assets distributed in lieu of cash dividends paid in the ordinary course at the option of shareholders.

(h)

In circumstances described in Section 4.3(g), the Conversion Price will be adjusted effective immediately after such record date to a price determined by multiplying the Conversion Price in effect on such record date by a fraction:

(1)	the numerator of which is:

(A) the product of the number of Shares outstanding on such record date and the Current Market Price of the Shares on such record date; less

(B) the aggregate fair market value (as determined by action by the directors of the Company, acting reasonably) to the holders of the Shares of such securities or property or other assets so issued or distributed in the Special Distribution; and

(2)	the denominator of which is the number of Shares outstanding on such record date multiplied by the Current Market Price of the Shares on such record date.

Any Shares owned by or held for the account of the Company or any subsidiary or affiliate (as defined in the Securities Act (British Columbia)) of the Company will be deemed not to be outstanding for the purpose of any such computation.

(i)

In the case of any reclassification of, or other change in, the outstanding Shares pursuant to a Change of Control Transaction, if the Lender elects not to redeem this Note in accordance with Article 5, the Lender may elect, prior to the effective date of such Change of Control Transaction, to convert any or all of the Principal Amount of this Note into Shares at the then applicable Conversion Price and otherwise on terms and conditions set out in this Note. To exercise such right the Lender must provide a notice in writing to the Borrowers no later than seven days prior to the effective date of such Change of Control Transaction, failing which the Lender’s right to convert this Note as a consequence of such Change of Control Transaction shall cease. If the Lender elects to convert any or all of the Principal Amount of this Note, such conversion shall occur immediately prior to the effective date of such Change of Control Transaction. If the Lender elects not to convert any of the Principal Amount of this Note, the Conversion Price in effect after the effective date of such Change of Control Transaction shall be increased or decreased, as the case may be, in proportion to any decrease or increase in the number of outstanding Shares resulting from such Change of Control Transaction so that the Lender, upon exercising the Conversion Right after the effective date of such Change of Control Transaction, will be entitled to receive the aggregate number of Shares or other securities, if any, which the Lender would have been entitled to receive as a result of such Change of Control Transaction if, on the effective date thereof, the Lender had been the registered holder of the number of Shares to which the Lender was theretofore entitled upon exercise of the Conversion Right.

(j)

In the case of any reclassification of, or other change in, the outstanding Shares (other than a change referred to in Section 4.3(a), Section 4.3(b), Section 4.3(g) or 4.3(i) hereof), the Conversion Price shall be adjusted in such manner, if any, and at such time, as the Board of Directors of the Company determines to be appropriate on a basis consistent with the intent of this Section 4.3; provided that if at any time a dispute arises with respect to adjustments provided for in this Section 4.3(j), such dispute will be conclusively determined by the auditors of the Borrowers or if they are unable or unwilling to act, by such other firm of independent chartered accountants as may be selected by action by the directors of the Company, acting reasonably, and any such determination will be binding on the Borrowers and the Lender. The Borrowers will provide such auditors or accountants with access to all necessary records of the Borrowers. If and whenever at any time after the date hereof there is a reclassification or redesignation of the Shares outstanding at any time or change of the Shares into other shares or into other securities (other than as set out in Section 4.3(a), (b), (g) or (i)), or a consolidation, amalgamation or merger of the Company with or into any other corporation or other entity (other than a consolidation, amalgamation or merger which does not result in any reclassification or redesignation of the outstanding Shares or a change of the Shares into other shares and other than as set forth in 5.3(a)(i) or a transfer of the undertaking or assets of the Company as an entirety or substantially as an entirety to another corporation or other entity (any of such events being called a “Capital Reorganization”), the Lender, upon the exercising the Conversion Right, after the effective date of such Capital Reorganization, will be entitled to receive in lieu of the number of Shares to which the Lender was theretofore entitled upon such exercise, the aggregate number of shares, other securities or other property, if any, which the Lender would have been entitled to receive as a result of such Capital Reorganization if, on the effective date thereof, the Lender had been the registered holder of the number of Shares to which such Lender was theretofore entitled upon exercise of the Conversion Right. If determined appropriate by action of the directors of the Company, appropriate adjustments will be made as a result of any such Capital Reorganization in the application of the provisions set forth in this Section 4.3 with respect to the rights and interests thereafter of the Lender to the end that the provisions set forth in this Section 4.3 will thereafter correspondingly be made applicable as nearly as may reasonably be in relation to any shares, other securities or other property thereafter deliverable upon the exercise of the Conversion Right. Any such adjustment must be made by and set forth in an amendment to this Note approved by action by the directors of the Company, acting reasonably, and will for all purposes be conclusively deemed to be an appropriate adjustment.

(k)

In any case in which this Section 4.3 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Company may defer, until the occurrence of such event, issuing to the Lender before the occurrence of such event, the additional Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Borrowers shall deliver to the Lender an appropriate instrument evidencing the Lender’s right to receive such additional Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Shares declared in favour of holders of record of Shares on and after the Issue Date or such later date as the Lender would, but for the provisions of this Section 4.3(k), have become the holder of such additional Shares pursuant to Section 4.3(b).

(l)

The adjustments provided for in this Section 4.3 are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other event resulting in any adjustment under the provisions of this Section, provided that, notwithstanding any other provision of this Section, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided, however, that any adjustments which by reason of this Section 4.3(l) are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

No Conversion Price adjustment will be made to the extent that the Company makes an equivalent distribution to holders of Notes in respect of such Notes. No adjustment to the Conversion Price will be made for distributions or dividends on Shares issuable upon conversion of Notes that have been surrendered for conversion, provided that holders converting their Notes shall be entitled to receive, in addition to the applicable number of Shares, accrued and unpaid interest payable in cash from, and including, the most recent interest payment date to, but excluding, the date of conversion.

ARTICLE 5

REDEMPTION AND PREPAYMENT

5.1 No Early Redemption or Prepayment

Except pursuant to Sections 5.3 and 5.4, the Borrowers shall not be permitted to redeem or repay the Note prior to the Maturity Date without the prior written consent of the Lender.

5.2 Notice of Change of Control Transaction

Upon the occurrence of any event constituting or reasonably likely to constitute a Change of Control Transaction, the Borrowers shall give written notice to the Lender of such Change of Control Transaction at least thirty (30) days or, with the prior written consent of the Lender, as soon as reasonably possible prior to the effective date of any such Change of Control Transaction and another written notice on or immediately after the effective date of such Change of Control Transaction (the “Change of Control Notice”).

5.3 Redemption if Change of Control Transaction

Notwithstanding anything to the contrary herein, upon receipt of a Change of Control Notice with respect to a Change of Control Transaction, the Holder shall, in its sole discretion on or before the closing of the Change of Control Transaction, have the right to require the Borrowers purchase the Note at a price equal to 105% of the then outstanding Principal Amount thereof together, at Holder’s option, with accrued and unpaid Interest and fees (the “Offer Price”); provided that, if 90% or more of the Principal Amount outstanding on the date of the Change of Control Notice have been tendered for redemption, the Company will have the right, in its sole discretion, to redeem all of the outstanding Notes at the Offer Price.

5.4 Voluntary Prepayment

Subject to the rest of this Section 5.4, beginning on the first day of Year 2, from time to time the Borrowers shall have the right to repay, in whole or in part, the then outstanding Principal Amount of this Note together with accrued and unpaid Interest and fees, plus the Applicable Premium. For purposes of this Note, “Applicable Premium” means, with respect to Year 2, 2% of the Principal Amount being repaid, and with respect to Year 3, 1% of the Principal Amount being repaid. The Borrowers shall notify the Lender in writing of their intent to make prepayment under this Section 5.4 at least thirty (30) days (or such shorter time as is acceptable to the Lender in its sole discretion) prior to the proposed prepayment date, and such notice shall include the Principal Amount, interest, fees and Applicable Premium to be paid on such prepayment date. Such prepayment will be paid by wire transfer of immediately available funds to the account designated by the Lender.

ARTICLE 6

SECURITY

6.1 As security for the Obligations under this Note, each Borrower shall grant to the Collateral Agent, for the benefit of the Holder, a first priority security interest over all of such Borrower’s present and after acquired personal property in which such Borrower has rights, of whatsoever nature or kind and wherever situate, save and except property specifically excluded in any general security agreement granted by such Borrower to the Collateral Agent, for the benefit of the Holder, which shall rank pari passu between and among the Holders (the “Security Interest”). The Security Interest shall be evidenced by one or more security agreements entered into between each Borrower and the Holder.

6.2 This Note is entitled to and shall have the benefit of a cross guarantee by each Borrower and a guaranty by each Subsidiary (collectively, the “Guarantors”), of all of the Obligations of the Borrowers to the Lender under or in connection with this Note in favour of the Lender dated as of the date of this Note (the “Guarantees”). As security for such Obligations under the Guarantees, each Guarantor shall grant in favour of the Collateral Agent, for the benefit of the Holder, a first priority security interest over all of such Guarantor’s present and after acquired personal property in which such Guarantor have rights, of whatsoever nature or kind and wherever situate which shall rank pari passu between and among the Holders. The security granted to the Collateral Agent, for the benefit of the Holder, by each of the Guarantors shall be evidenced by one or more security agreements entered into between the Guarantors and the Holder.

ARTICLE 7

EVENTS OF DEFAULT

7.1 The occurrence of an “Event of Default” under the Securities Purchase Agreement shall constitute an event of default (“Event of Default”) hereunder.

7.2 Upon and during the continuation of an Event of Default, the Interest Rate shall increase by three 3% per annum, and the Holder shall be entitled to all of the rights and remedies set forth in the Securities Purchase Agreement and available to it under applicable law.

ARTICLE 8

COVENANTS

8.1 Positive Covenants of the Company

So long as any Obligations remain unpaid, the Company shall perform the covenants and actions as set forth in, and in accordance with, the Securities Purchase Agreement.

8.2 Tax Treatment

For United States federal income tax purposes, the parties agree to treat the Notes as convertible debt instruments that are excepted from the contingent payment debt instrument rules of Treas. Reg. § 1.1275- 4. The parties shall file all federal income tax returns and reports in a consistent manner unless otherwise required pursuant to a final “determination” within the meaning of Section 1313 of the Internal Revenue Code of 1986, as amended.

ARTICLE 9

GENERAL MATTERS

9.1 Amalgamation

The Borrowers acknowledge that if, to the extent permitted under the Securities Purchase Agreement, either Borrower amalgamates or mergers with any other Person (a) the term “Company”, where used herein shall extend to and include the amalgamated or surviving Person, and (b) the term, “Obligations”, where used herein shall extend to and include the Obligations of the Borrowers and the amalgamated Person.

9.2 No Modification or Waiver

No modification, variation or amendment of any provision of this Note shall be made without the prior written consent of all of the Holders. The Holder shall not, by any act, delay, omission or otherwise, be deemed to have expressly or impliedly waived any of its rights, powers and/or remedies unless such waiver shall be in writing and executed by an authorized officer of the Holder. Any such waiver shall be enforceable only to the extent specifically set forth therein. A waiver by the Holder of any right, power and/or remedy on any one occasion shall not be construed as a bar to or waiver of any such right, power and/or remedy which the Holder would otherwise have on any future occasion, whether similar in kind or otherwise. ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT, OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER THE LAWS OF THE STATE OF WASHINGTON.

9.3 Entire Agreement

This Note together with the Securities Purchase Agreement and Transaction Agreements defined therein constitute the entire agreement between the parties and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. There are no other agreements between the parties in connection with the subject matter hereof except as specifically set forth or referred to herein or therein.

9.4 Performance by Holder

If either Borrower fails to perform any of its obligations hereunder, the Holder may, after notice to the Company, but shall not be obligated to, perform any or all such obligations, and all reasonable costs, charges, expenses, fees, outlays and premiums incurred by the Holder in connection therewith shall be payable by the Borrowers, jointly and severally, forthwith upon demand by the Holder and shall bear interest from the date incurred by the Holder at the Interest Rate then in effect and shall form part of the Obligations. Any such performance by the Holder shall not constitute a waiver by the Holder of any right, power, or privilege under this Note.

9.5 Notice to the Company and the Holder

Any notice to be given to the Borrowers or the Holder shall be in writing and shall be deemed to be validly given if such notice is delivered personally, by facsimile or electronic transmission or sent by prepaid registered mail, addressed as follows:

(a)	if to Borrowers, at:

Cannex Capital Holdings Inc.

1241 Alberni Street

Vancouver, British Columbia V6E 4R4

Canada

With a copy to (which shall not constitute notice):

McMillan LLP

Suite 1500, 1055 West Georgia Street

Vancouver, BC V6E 4N7

Canada

(b)	if to the Holder, at:

c/o Gotham Green Partners, LLC

Suite 29A, 489 5th Avenue

New York, NY 1008

USA

With a copy to (which shall not constitute notice):

Honigman Miller Schwarz and Cohn LLP

2290 First National Building

660 Woodward Avenue

Detroit, MI 48226-3506

USA

Notice of change of address shall also be governed by this Section 9.5. Any notice given by personal delivery shall be deemed to have been given when received by either Borrower or the Holder, and by prepaid registered mail shall be deemed to have been received by either Borrower or the Holder on the third (3rd) Business Day after the day of such mailing and any notice so given by facsimile or electronic transmission on a Business Day before 5:00 p.m. (local time of the recipient) shall be deemed to have been received by either Borrower or the Holder on such Business Day and otherwise shall be deemed to be received the next Business Day.

9.6 Replacement of Note

If this Note shall become mutilated or be lost, stolen or destroyed and in the absence of notice that the Note has been acquired by a bona fide purchaser, the Borrowers shall issue a new Note upon surrender and cancellation of the mutilated Note, or, in the event that a Note is lost, stolen or destroyed, in lieu of and in substitution for the same, and the substituted Note shall be in the form hereof and the Holder shall be entitled to benefits hereof. In case of loss, theft or destruction, the Holder shall furnish to the Borrowers such evidence of such loss, theft or destruction as shall be satisfactory to the Borrowers in their discretion acting reasonably together with an indemnity in form and substance mutually acceptable to the Borrowers and the Holder, each acting reasonably. The applicant shall pay reasonable expenses incidental to the issuance of any such new Note.

9.7 Successors and Assigns

This Note shall inure to the benefit of the Holder and its successors and its assigns and shall be binding upon the Borrowers and each of their successors.

9.8 Assignment

No Party may assign its rights or benefits under this Note except that the Holder may assign all or any portion of its rights and benefits under this Note to any Person or Persons who may purchase all or part of this Note e, subject to compliance with applicable securities laws.

9.9 Registered Obligations

The Borrowers shall keep a “register” in which the Borrowers shall provide for the recordation of the name and address of, and the amount of outstanding principal and interest owing to, the Holder and its Assignees. The entries in the register shall be conclusive evidence of the amounts due and owing to the Holder or its Assignees in the absence of manifest error. The Borrowers, the Holder, and its successors and assigns shall treat each Person whose name is recorded in the register pursuant to the terms hereof as the Holder for all purposes. Notwithstanding anything to the contrary contained in this Note, the Note is a registered obligations and the right, title and interest of the Holder and its Assignees in and to this Note shall be transferable only upon notation of such transfer in the register. This Section 9.9 shall be construed so that the Note is at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and any related regulations (and any other relevant or successor provisions of the Code or such regulations). The register shall be available for inspection by the Holder and its successors and assigns at from time to time upon reasonable prior notice.

9.10 Invalidity of Provisions

Each of the provisions contained in this Note is distinct and severable and a declaration of invalidity or unenforceability of any such provision by a court of competent jurisdiction shall not affect the validity or enforceability of any other provision hereof or thereof.

9.11 Governing Law

THIS NOTE AND EACH OTHER TRANSACTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REFERENCE TO CONFLICTS OF LAW PROVISIONS (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW).

9.12 Maximum Rate of Interest

Notwithstanding any other provisions of this Note, if the amount of any interest, premium, fees or other monies or any rate of interest required to be paid under this Note or any other document entered into in connection with this Note would, but for this provision, contravene any applicable Law, then such amount or rate of interest shall be reduced to such maximum amount as would not contravene such provisions; and to the extent that any excess has been charged or received the Holder shall apply such excess against the outstanding Obligations and refund to the Borrowers any further excess amount.

9.13 Time of Essence

Time shall be of the essence of this Note and a forbearance by the Holder of the strict application of this provision shall not operate as a continuing or subsequent forbearance.

9.14 Waiver

Each Borrower hereby waives presentment, notice of dishonor, protest and notice of protest. No failure or delay by the Holder in exercising any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right exclude other further exercise thereof or the exercise of any other right.

9.15 Waiver of Trial by Jury

TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH PARTY TO THIS NOTE HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING HEREUNDER OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO ANY TRANSACTION AGREEMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; AND EACH PARTY TO THIS NOTE HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS NOTE MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 6.15 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

9.16 Obligations Joint and Several

All obligations of the Borrowers under this Note are joint and several.

[Signature Page Follows]

IN WITNESS WHEREOF, each Borrower has caused this Note to be executed by its duly authorized officer as of the date first written above.

CANNEX CAPITAL HOLDINGS INC.
Per:
Name:	Anthony Dutton
Title:	Chief Executive Officer

CANNEX HOLDINGS (NEVADA) INC.
Per:
Name:	Anthony Dutton
Title:	President

ACCEPTED AND AGREED as of the date first written above by:

GOTHAM GREEN FUND 1, L.P. By Gotham Green GP 1, LLC, its General Partner

Per:
Name:	Jason Adler
Title:	Managing Member

IN WITNESS WHEREOF, each Borrower has caused this Note to be executed by its duly authorized officer as of the date first written above.

CANNEX CAPITAL HOLDINGS INC.

Per:
Name:
Title:

CANNEX HOLDINGS (NEVADA) INC.

Per:
Name:
Title:

ACCEPTED AND AGREED as of the date first written above by:

GOTHAM GREEN FUND 1, L.P. By Gotham Green GP 1, LLC, its General Partner
Per:
Name:	Jason Adler
Title:	Managing Member